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         NUMBER                   [Logo]                   SHARES

  CD
                            CD WAREHOUSE, INC.


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                            CUSIP 12512W 10 5


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     This Certifies that





     is the registered owner of
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    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF

          ------------------- CD WAREHOUSE, INC. --------------------
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                            CERTIFICATE OF STOCK

     (herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the bylaws, terms, conditions and limitations of the Certificate of Incorporation and Bylaws of the Corporation including ---illegible--- made to such Certificate of Incorporation or Bylaws, to all of which reference is made hereby and to all of which the holder asserts by acceptance hereof.
          This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.
          IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

          Dated:


             /s/ JERRY W. GRIZZLE                      /s/ DAVE E. MOTLEY
             CHAIRMAN OF THE BOARD
          AND CHIEF EXECUTIVE OFFICER                       SECRETARY

                                    [SEAL]
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COUNTERSIGNED AND REGISTERED:
         LIBERTY BANK & TRUST COMPANY OF OKLAHOMA CITY, N.A.
                                          TRANSFER AGENT AND REGISTRAR

BY

                                                  AUTHORIZED SIGNATURE
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                              CD WAREHOUSE, INC.

    The Corporation will furnish without charge to each shareholder who so requests a full statement of the designations, preferences, limitations and relative rights of each class of stock or series thereof of the Corporation and the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of any series of preferred stock. Such requests may be made to the Corporation or to the transfer agent.


                                 ABBREVIATIONS

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common
    TEN ENT -- as tenants by the entireties
    JT TEN  -- as joint tenants with right of survivorship
               and not as tenants in common

    UNIF GIFT MIN ACT -- ...............Custodian...............
                              (Cust)                (Minor)
                         Under Uniform Gifts to Minors
                         Act ...................................
                                         (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE


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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated                                  Signature(s):
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                                       NOTICE: THE SIGNATURE OF THIS
                                       ASSIGNMENT MUST CORRESPOND WITH THE
                                       NAME AS WRITTEN UPON THE FACE OF THE
                                       CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                       ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                       WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCK BROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.